                     CONTRIBUTION AND RESTRICTION AGREEMENT

      THIS CONTRIBUTION AND RESTRICTION AGREEMENT (this "AGREEMENT") is entered into as of this ____ day of November, 2000, by and among CompleTel Europe N.V., a public corporation incorporated under the laws of the Netherlands ("EUROPE NV"), CompleTel LLC, a Delaware, USA limited liability company ("LLC"), and the executive officer identified in Schedule A hereto ("YOU").

                                    RECITALS

        A. You hold the number of vested time-vesting membership units of LLC ("VESTED UNITS") and the number of unvested time-vesting membership units of LLC ("UN-TIME-VESTED UNITS" and, together with the Vested Units, "UNITS") shown on EXHIBIT A.

        B. You wish to contribute your Units (the "CONTRIBUTION") for newly issued ordinary shares of Europe NV ("NV SHARES"). Europe NV wishes to issue the NV Shares to you in consideration for the Units, in an offering made in reliance on Regulation S ("REGULATION S") under the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

                                    AGREEMENT

        NOW THEREFORE, you, Europe NV and LLC agree as follows:

        1.      CONTRIBUTION OF UNITS FOR NV SHARES.

                (a) Subject to the conditions in Section 6, in the Contribution you will contribute your Vested Units to Europe NV in consideration for the number of NV Shares shown on EXHIBIT A.

                (b) Subject to the conditions in Sections 3, 4 and 6, in the Contribution you will contribute your Un-Time-Vested Units to Europe NV in consideration for the number of NV Shares shown on EXHIBIT A. NV Shares issued to you in consideration for Un-Time-Vested Units are referred to in this Agreement as the "RESTRICTED SHARES."

                (c) You and Europe NV agree that the total number of Units contributed by you and the total number of NV Shares issued to you in the Contribution have an equal value.

        2. YOUR REPRESENTATIONS AND WARRANTIES TO LLC AND EUROPE NV. You acknowledge, represent, warrant and agree that:

                (a) The NV Shares you will receive have not been registered under the Securities Act, or any other applicable securities law. You may not offer for sale, sell, pledge (except as required under Section 3(b)) or otherwise transfer your NV Shares, under an effective registration statement under the Securities Act or an exemption from registration, or in accordance with Regulation S.

                (b) You are not a resident of the United States of America or any of its territories or possessions (the "US"). You are not acquiring the NV Shares for the account or benefit of any US resident. You have not pre-arranged a transfer of the NV Shares to a US resident.

                (c) The offer and sale of the NV Shares to you has taken place outside of the US. You have executed this Agreement outside of the US.

                (d) You are acquiring the NV Shares for investment and will not:

                        (i) offer for sale, sell or otherwise transfer any NV Shares before November 27, 2001, except (A) under an effective registration statement under the Securities Act, (B) in compliance with Rules 904 and 905 of Regulation S, or (C) under an exemption from the registration requirements of the Securities Act as confirmed in an opinion of counsel satisfactory to Europe NV; or

                        (ii) engage in any hedging transaction with respect to any NV Shares, except in compliance with the Securities Act.

If you propose any resale or other transfer (except under an effective registration statement under the Securities Act) before November 27, 2001, you will provide Europe NV with an opinion of counsel satisfactory to Europe NV that the proposed transaction is exempt from the registration requirements of the Securities Act. Europe NV may require you and your transferee to provide satisfactory investment representations.

                (e) You understand that the NV Shares are "restricted securities" under US securities laws because they are being acquired from Europe NV in a non-public transaction under Rules 901-903, and 905 under Regulation S. You understand that under applicable laws and regulations, the NV Shares may be resold without registration under the Securities Act only in limited circumstances. You represent that you are familiar with Rule 144 under the Securities Act, as currently in effect, and understand the resale limitations imposed by Rule 144 and by the Securities Act.

                (f) You are not an underwriter of, or dealer in, the NV Shares, and are not participating in any distribution of the NV Shares, either directly or through any affiliate.

                (g) You own the Units you are contributing to Europe NV in the Contribution as shown on EXHIBIT A, and when you contribute them, the Units will be free from any liens or other adverse claims.

                (h) The vesting schedule of the Time-Un-Vested Units you are contributing to Europe NV will not be accelerated by the contribution. To preserve LLC's rights under the original vesting arrangement, you agree to the Transfer Restrictions (defined in Section 3) and the Call Option (defined in
Section 4).

                (i) Europe NV and others will rely upon the truth and accuracy of all of your statements in this Agreement. If any of your statements is no longer accurate, you will promptly notify Europe NV of the inaccuracy.

        3.      TRANSFER RESTRICTIONS.

                (a) You agree that you will not sell, pledge or otherwise transfer any interest in any Restricted Shares (a "TRANSFER"), except under the call provisions of Section 4 or under applicable laws of descent and distribution (the "TRANSFER RESTRICTIONS").

                (b) The number of your NV Shares that are Restricted Shares, and therefore subject to the Transfer Restrictions and to the Call Option (as defined in Section 4), will decrease over time as follows:

-------------------------------------------------------------------------------
                                                    Number of Your
                 Date                             Restricted Shares
-------------------------------------------------------------------------------
             Closing Date                              _______
-------------------------------------------------------------------------------
           December 31, 2000                           _______
-------------------------------------------------------------------------------
           November 12, 2001                              0
-------------------------------------------------------------------------------

Each of the dates in this schedule, except the Closing Date, is referred to as a "LAPSE DATE." No Transfer Restrictions on any of your NV Shares will lapse after a Call Event (defined in Section 4(a)) has occurred.

                (c) PLEDGE. You agree to pledge certain of your Restricted Shares to LLC, as security for monetary damages provided for in Section 5 below, by executing the deed of pledge ("DEED OF PLEDGE"), attached to this Agreement as EXHIBIT B.

                (d) CANCELLATION OF PLEDGE. Europe NV agrees that, after each Lapse Date, it will cause the pledge of your NV Shares that are no longer Restricted Shares to be cancelled.

        4.      CALL OPTION.

                (a) You grant LLC the option to purchase any or all of your Restricted Shares (the "CALL OPTION") if you cease to be employed by Europe NV or its subsidiaries, voluntarily or involuntarily, with or without cause, for any reason or for no reason (a "CALL EVENT").

                (b) You agree that the call price (the "CALL PRICE") for any Restricted Shares purchased under this Section 4 will be $0.001044 per share.

                (c) When a Call Event occurs, LLC must deliver to you the "CALL NOTICE" attached to this Agreement as EXHIBIT C, notifying you of the exercise of its Call Option and indicating the number of Restricted Shares LLC will purchase and the total Call Price. LLC agrees to pay the purchase price within ten business days after the date of the Call Notice.

                (d) You agree that as security for the Call Option, LLC will have custody of the share certificates issued for your Restricted Shares, and you will sign and deliver the letter attached to this Agreement as EXHIBIT D, instructing Europe NV's registrar to deliver those certificates to LLC.

                (e) You agree to execute in blank the stock powers attached to this Agreement as EXHIBIT E ("STOCK POWERS"), as requested by LLC. You understand and agree that when LLC has paid you the total Call Price, it will use the Stock Powers to change the ownership of the repurchased Restricted Shares in its custody.

                (f) LLC agrees that, after each Lapse Date, it will return to you or your designated agent the NV Share certificates on which the Transfer Restrictions have lapsed, together with the corresponding Stock Power.

        5. PENALTIES UPON TRANSFER. You agree that any Transfer in violation of Section 3 will be a material breach of this Agreement entitling LLC to monetary damages equal to the difference between the Call Price and the greater of:

                (a) the price or value you received, directly or indirectly, on any Transfer of the Restricted Shares; or

                (b) the closing price of Europe NV's ordinary shares on the Nasdaq National Market on the date of the Transfer.

        6. CONDITIONS TO CLOSING. Europe NV will not be obligated to complete any Contribution or issue NV Shares under Section 7(b) of this Agreement unless the following conditions are satisfied:

                (a) Your representations and warranties in Section 2 are true and correct on the Closing Date.

                (b) You have delivered an executed counterpart of this Agreement, an executed Deed of Pledge and executed Stock Powers to Europe NV.

        7. ACTIONS ON CLOSING DATE. The closing of the Contribution will occur on the date you have satisfied all of the closing conditions (the "Closing Date"). On the Closing Date:

                (a) You will contribute to Europe NV all of the Units shown on EXHIBIT A;

                (b) Europe NV will issue to you the number of NV Shares shown EXHIBIT A. The share certificates will be delivered to you within seven business days of the Closing Date.

        8.      SHARE CERTIFICATE LEGENDS.

                (a) You understand and agree that any certificate representing the NV Shares will bear the following legend:

        "The Securities represented by this certificate (the "Securities") have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any other securities laws, and may not be transferred except in accordance with the provisions of Regulation S (Section 230,901 through Section 230,905, and Preliminary Notes), pursuant to registration under the Securities Act or pursuant to an available exemption from registration. Hedging transactions involving the Securities may not be conducted other than in compliance with the Securities Act."

                (b) You also understand and agree that the certificates representing Restricted Shares will bear the following legend:

        "The shares represented by this certificate are subject to additional restrictions on transfer set forth in a Contribution and Restriction Agreement among the CompleTel Europe N.V., CompleTel LLC, and the initial holder of such shares. The shares are also pledged to CompleTel LLC pursuant to a Deed of Pledge. A copy of such agreement and deed may be obtained by the holder hereof at the issuer's principal place of business without charge."

After each Lapse Date, LLC or its agent will cause the above legend to be removed from the certificates representing any shares that cease to be Restricted Shares.

        9. REGISTRATION AGREEMENT. You understand that, except as provided in the Registration Agreement dated May 18, 1998, as amended, Europe NV is not obligated to register the NV Shares under US federal or state securities laws. You understand that Europe NV is not obligated to assist you in the sale or transfer of your NV Shares if you decide at a later date to sell or transfer your NV Shares.

        10. FURTHER ACTIONS. You and each other party to this Agreement agree to execute and deliver any further documents and writings, and to undertake and perform any further acts that may be necessary to give effect to the terms and provisions of this Agreement.

        11. SEVERABILITY. The finding by a court of competent jurisdiction or governmental body that any term or provision of this Agreement is unenforceable or otherwise void will not affect the effectiveness or enforceability of any of the other terms of this Agreement.

        12. BINDING EFFECT. This Agreement is binding upon, and will inure to the benefit of, the parties, and their respective heirs, successors, and assigns.

        13. HEADINGS. All Section headings are intended solely for convenience of reference and will not control the meaning or interpretation of any of the provisions of this Agreement.

        14. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed by facsimile and/or in one or more counterparts, each of which will be an original and, when taken together with other signed counterparts, will constitute one Agreement.

        15. CONTROLLING LAW. The terms and provisions of this Agreement will be governed by and construed in accordance with the laws of the State of Colorado, United States of America.

        16. JURISDICTION; SERVICE OF PROCESS. Any actions or proceedings, whether at law or in equity, seeking to enforce or to enjoin the enforcement of any provision of this Agreement, or based on any right arising out of this Agreement shall be brought, tried and litigated against any of the parties in the courts of the State of Colorado, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Colorado. You and each of the other parties hereby consent to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waive any and all possible objections to venue laid therein, including without limitation FORUM NON CONVENIENS. Process in any action or proceeding referred to in the preceding sentence may be served on you or any other party anywhere in the world by prepaid Federal Express, DHL or other international air courier to you at the address reflected on NV's share register and to Europe NV or LLC at its principal office address.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have signed this Agreement as of the date first written above.

                               COMPLETEL EUROPE N.V.


                               By:  /s/ William H. Pearson
                                  ---------------------------------------------
                                        William H. Pearson, Managing Director

                               By:  /s/ Martin Rushe
                                  ---------------------------------------------
                                        Martin Rushe, Managing Director


                               COMPLETEL LLC


                               By:  /s/ William H. Pearson
                                  ---------------------------------------------
                               Name:    William H. Pearson
                               Title:   President and Chief Executive Officer


                                 /s/
                               ------------------------------------------------
                               Executive Officer

                                   SCHEDULE A

                         SCHEDULE OF UNITS AND NV SHARES

                                            NUMBER OF    NUMBER OF                NUMBER OF
      NAME OF         NUMBER OF   NV SHARES VESTED NV  UN-TIME-VESTED  NV SHARES RESTRICTED
       MEMBER        VESTED UNITS PER UNIT    SHARES       UNITS       PER UNIT   NV SHARES
       ------        ------------ --------    ------       -----       --------   ---------
Hansjorg Rieder         290.86       958     278,644       194.73         958      186,554
Jerome De Vitry         281.98       958     270,136       203.61         958      195,062

                                    EXHIBIT B

                                 DEED OF PLEDGE

      Please see attached.

                                    EXHIBIT C

                                   CALL NOTICE

Name
Street Address
City, State  Zip Code

Dear_________:

                                     NOTICE

CompleTel LLC ("LLC") intends to exercise the Call Option you granted to it in the Contribution and Restriction Agreement dated as of November 27, 2000 among you, CompleTel Europe N.V., and LLC (the "CONTRIBUTION AGREEMENT"). Capitalized terms used in this letter have the meanings given to them in the Contribution Agreement.

LLC intends to purchase ______ of your Restricted Shares at $0.001044 per share for a total purchase price of $ _______. A check representing the purchase price is enclosed with this Notice.

                                    COMPLETEL EUROPE N.V.


                                    By:
                                       ---------------------------------------


                                    By:
                                       ---------------------------------------

                                    EXHIBIT D

                                REGISTRAR LETTER

      Please see attached.

                                    EXHIBIT E

                                  STOCK POWERS

        Please see attached.